                                                                   EXHIBIT 10.1



                                 UPS THRIFT PLAN

                  (Restated to incorporate Amendment Nos. 1-24)

                                 UPS THRIFT PLAN

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
ARTICLE I       DEFINITIONS                                                                      2

Section 1.1     Definitions                                                                      2
Section 1.2     Construction                                                                     5

ARTICLE II      ELIGIBILITY FOR PARTICIPATION                                                    6

Section 2.1     One Year of Service                                                              6
Section 2.2     Application for Participation                                                    6
Section 2.3     Reemployment                                                                     6

ARTICLE III     SAVINGS BY PARTICIPANTS                                                          7

Section 3.1     Amount of Savings                                                                7
Section 3.2     Savings Through Payroll Deductions                                               7
Section 3.3     Payroll Deductions                                                               8
Section 3.4     Alteration of Payroll Deduction Order                                            8
Section 3.5     Suspension of Payroll Deductions                                                 8
Section 3.6     Adjustment of Savings Amounts                                                    8

ARTICLE IV      EMPLOYER CONTRIBUTIONS                                                           9

Section 4.1     Determination of Tentative Aggregate Contribution                                9
Section 4.2     Apportionment of Tentative Aggregate Contribution Among Employers                9
Section 4.3     Reduction of Employer's Tentative Contribution                                   10
Section 4.4     Contributions on Behalf of Employee of Another Employer                          10
Section 4.5     Time for Payment of Contributions                                                10
Section 4.6     Permissible Contributions and Irrevocability                                     10

ARTICLE V       ACCOUNTS AND ALLOCATIONS                                                         12

Section 5.1     Funds and Accounts Established                                                   12
Section 5.2     Accounting Period of Trust                                                       12
Section 5.3     Payments into General Fund; Charge for Withdrawals                               12
Section 5.4     Annual Appraisal                                                                 12
Section 5.5     Fund Investment Income Account                                                   13


Section 5.6     Allocation of Income and Contributions to Accounts                               13
Section 5.7     Reserved                                                                         14

ARTICLE VI      LIMITATION ON ALLOCATION OF EMPLOYER CONTRIBUTIONS                               15

Section 6.1     Limitation On Contributions on Behalf of Individual Employees                    15
Section 6.2     Contribution Limitations Under Section 401(m) of the Code                        18

ARTICLE VII     RESERVED                                                                         23

ARTICLE VIII    VESTING                                                                          24

Section 8.1     Nonforfeitability of Participant's Accounts                                      24

ARTICLE IX      WITHDRAWALS                                                                      25

Section 9.1     Withdrawal of Participant Savings Account                                        25
Section 9.2     Emergency Withdrawals                                                            25
Section 9.3     Further Withdrawals                                                              25
Section 9.4     Payment of Withdrawn Amounts                                                     25
Section 9.5     Timing of Payment                                                                26
Section 9.6     Waiting Period                                                                   26
Section 9.7     Applications for Withdrawal                                                      26

ARTICLE X       DISTRIBUTION ON TERMINATION OF REGULAR EMPLOYMENT                                27

Section 10.1    Distribution of Account Balances; Imputed Employer Contributions and             27
                Imputed Investment Income or Loss for Final Year of Participation
Section 10.2    Methods of Distribution; Limitations Regarding Time of Payment of Benefits       28
Section 10.3    Payment to Beneficiary in Event of Death                                         29
Section 10.4    Reserved                                                                         30
Section 10.5    Direct Rollover                                                                  30

ARTICLE XI      LOANS                                                                            32

Section 11.1    Committee May Make Loans                                                         32
Section 11.2    Administration of Loan Program                                                   32
Section 11.3    Default; Payment upon Termination of Employment                                  32

ARTICLE XI      ADMINISTRATIVE COMMITTEE                                                         34

Section 12.1    Administrative Committee                                                         34
Section 12.2    Vacancies on Committee                                                           34
Section 12.3    Authority of Committee                                                           34
Section 12.4    Action by Majority of Committee                                                  34
Section 12.5    Claims Procedure                                                                 34
Section 12.6    Liability of the Committee                                                       35
Section 12.7    Authority to Appoint Officers and Advisors                                       36
Section 12.8    Committee Meeting                                                                36
Section 12.9    Compensation and Expenses of Committee                                           36
Section 12.10   Records.                                                                         36
Section 12.11   Forfeiture in Case of Unlocatable Participant                                    36
Section 12.12   Fiduciary Responsibility Insurance, Bonding                                      37
Section 12.13   Delegation of Specific Responsibilities                                          37
Section 12.14   Allocation of Responsibility Among Fiduciaries for Plan and Trust                37
                Administration.

ARTICLE XIII    INVESTMENTS                                                                      39

Section 13.1    Committee to Direct Investments                                                  39
Section 13.2    Investment of the General Fund                                                   39
Section 13.3    Reserved                                                                         39
Section 13.4    Seventy-Five Percent Limitation                                                  39

ARTICLE XIV     CERTAIN RIGHTS AND OBLIGATIONS OF THE EMPLOYER COMPANIES                         41

Section 14.1    No Liability of Employers for Payments Under Plan.                               41
Section 14.2    Right to Terminate Plan                                                          41
Section 14.3    Notice of Termination                                                            41
Section 14.4    No Right to Employment                                                           41
Section 14.5    Receipt for Final Payment                                                        41

ARTICLE XV      NONALIENATION OF BENEFITS                                                        42

Section 15.1    Nonalienation of Benefits                                                        42

ARTICLE XVI     AMENDMENTS; MERGER                                                               44

Section 16.1    Right to Amend                                                                   44
Section 16.2    Non-diversion of Assets                                                          44

Section 16.3    Notice of Amendment                                                              44
Section 16.4    Participation by Related Corporations                                            44
Section 16.5    Merger or Consolidation of Plan; Transfer of Plan Assets                         44

ARTICLE XVII    TERMINATION                                                                      45

Section 17.1    Application of Assets Upon Termination                                           45

ARTICLE XVIII   MISCELLANEOUS                                                                    46

Section 18.1    Governing Law                                                                    46
Section 18.2    Facility of Payment                                                              46
Section 18.3    No Access to Records                                                             46
Section 18.4    Annual Accounting                                                                46
Section 18.5    Obligation of Employers to Pay Amounts Withheld                                  46
Section 18.6    Annual Examination of Books and Records                                          46
Section 18.7    Gifts to Trust                                                                   47
Section 18.8    Titles                                                                           48
Section 18.9    Counterparts                                                                     48
Section 18.10   Prohibition Against Attachment                                                   48
Section 18.11   Payment to Minor Beneficiary                                                     48
Section 18.12   Plan Provisions in Effect                                                        48
Section 18.13   Withholding of Income Tax                                                        49

ARTICLE XIX     TOP-HEAVY PROVISIONS                                                             51

Section 19.1    Effective Date of This Article                                                   51
Section 19.2    Definitions                                                                      51
Section 19.3    Top-Heavy Vesting Schedule                                                       54
Section 19.4    Top-Heavy Minimum Benefit                                                        54
Section 19.5    Reserved                                                                         54
Section 19.6    Reserved                                                                         54
Section 19.7    Top-Heavy Adjustment to Section 415 Limitations                                  54
Section 19.8    Certain Benefits Disregarded                                                     55

                                 UPS THRIFT PLAN


         WHEREAS, United Parcel Service of America, Inc. and its affiliated corporations have heretofore established the UPS Thrift Plan for the benefit of their eligible employees, in order to provide benefits to those employees upon their retirement, death or other separation from service, effective as of July 14, 1960;

         WHEREAS, following the enactment of the Employee Retirement Income Security Act of 1974, the Plan was amended and restated in its entirety, replacing all of the provisions of the Plan then in effect, being effective as of January 1, 1976; and

         WHEREAS, the Plan has subsequently been amended on a number of occasions; and

         WHEREAS, the Board of Directors adopted a resolution to terminate the Plan effective July 25, 2001:

         NOW, THEREFORE, the UPS Thrift Plan is hereby restated to incorporate all amendments made to date for ease of administration and for purposes of obtaining a final determination letter.

                                    ARTICLE I

                                   DEFINITIONS

         The words and phrases used in the Plan shall have the meanings set forth in this Article unless a different meaning is required by the context.

         Section 1.1       Definitions.

                           (a)      "Plan" means the United Parcel Service
Thrift Plan, also called the UPS Thrift Plan, as set forth herein, and as the same may be amended from time to time by the Board of Directors.

                           (b)      "Trust Agreement" means the Agreement or
agreement of trust establishing the UPS Thrift Plan Trust, as restated effective as of January 1, 1976, including any future amendments and modifications, which form a part of the Plan.

                           (c)      "Trust" or "Trust Fund" means the UPS Thrift
Plan Trust Fund, the Trust Fund created by the Trust Agreement or Trust Agreements, and shall generally mean the money and other property held by the Trustees for purposes of the Plan.

                           (d)      "Employer" means United Parcel Service of
America, Inc., and any domestic subsidiary or domestic affiliate that adopts the Plan with the approval of the Board of Directors.

                           (e)      "Company" means all of the following
corporations collectively:

                                    (1)      United Parcel Service of America,
Inc.;

                                    (2)      Any domestic corporation at least
90% of whose voting stock is owned by or for the benefit of the stockholders of United Parcel Service of America, Inc.;

                                    (3)      Any domestic corporation at least
90% of whose voting stock is owned by any corporation described in (1) or (2) above; and

                                    (4)      Any domestic corporation at least
90% of whose voting stock is owned by any corporation described in (3) above

                           (f)      "Board of Directors" means the Board of

Directors and/or the Executive Committee of United Parcel Service of America,
Inc.

                           (g)      "Committee" means the Administrative
Committee, the establishment and responsibilities of which are set forth in
Article XII, each member of which is a named fiduciary with respect to this Plan. The Committee shall be and is the Plan Administrator and the agent for service of process on or with respect to the Plan.

                           (h)      "Trustee" means the corporations or
individuals so designated by the Board of Directors to hold assets of the Plan for the purposes of the Plan.

                           (i)      "Employee" means a person who is in the
Regular Employment of an Employer. For purposes of this Plan, a citizen of the United States who is transferred from Regular Employment with a domestic Employer to employment with a foreign corporation at least 90% of whose voting stock is owned by, or for the benefit of the stockholders of United Parcel Service of America, Inc., and as to which foreign corporation a domestic Employer Corporation has entered into an agreement pursuant to Section 3121(1) of the Internal Revenue Code of 1954, as amended, shall be deemed an employee of United Parcel Service of America, Inc., during such time as he remains in the Regular Employment of the foreign corporation and the foreign corporation remains covered under such agreement. The term "Employee" shall not include an individual employed as a leased employee as that term is defined in Code Section 414(n)(2).

                           (j)      "Regular Employment" means, with respect to
any Employee, his customary employment (including any leave of absence, with or without compensation, approved by the Committee) with an Employer, excluding employment as a casual, occasional, temporary or special employee, as determined in accordance with applicable rules and practices in effect at the time the determination is made, applied in a uniform nondiscriminatory manner to all employees similarly situated. A transfer from one Employer to another Employer shall not constitute a termination of regular employment.

         Notwithstanding the foregoing, any Employee, including a casual, occasional, temporary, or special employee, who completes 1,000 Hours of Service in the twelve-month period following his date of employment or in any Plan Year thereafter, shall be deemed to be in Regular Employment. For purposes of this definition, an Hour of Service means (i)each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period; (ii) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence; and (iii)each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. In no event, however, no more than 501 Hours of Service will be counted or credited under (ii) above on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period), and no Hour of Service shall be counted or credited under (ii) above if such payment is made or due under a Plan maintained solely for the purpose of complying with applicable workman's compensation or unemployment compensation or disability insurance laws; and no Hour of Service shall be counted or credited for payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. A payment shall be deemed to be made by or due from the Employer whether made by or due from the Employer directly or indirectly through a trust fund, insurer, or other entity to which the Employer contributes or pays premiums, regardless of whether contributions are for the benefit of particular employees or are on behalf of a group of employees in the aggregate. Hours of Service shall be credited under the terms of Department of Labor Regulations, Sections 2530.200b-2(b) and (c). Notwithstanding any Plan provision to the contrary, effective for reemployments initiated on or after December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with IRC section 414(u).

                           (k)      "Year of Service" means a twelve month
period commencing on a Participant's date of employment and any Plan Year thereafter.

                           (l)      "Participant" means an Employee or former
Employee who became eligible for coverage under this Plan upon meeting the eligibility requirements of Article II hereof, and as to whom the Committee has not authorized, in accordance with the provisions of Article X, a distribution of all funds standing to his credit under this Plan. (m) "Participation" means the period commencing on the date as of which the Employee or former Employee met the eligibility requirements of Article II hereof, and became covered under this Plan, and ending on the date on which the Committee authorizes, in accordance with Article X, a distribution of all funds standing to his credit under the Plan.

                           (n)      "Beneficiary" means the person or persons
designated to receive benefits under this Plan by a Participant pursuant to
Section 10.3 hereof.

                           (o)      "Plan Year" means a calendar year except
that the first Plan Year shall commence on the date when the Plan is declared to be operative by the Board and shall terminate on December 31 of the same year.

                           (p)      "ERISA" means P.L. 93-406, the Employee
Retirement Income Security Act of 1974, as amended from time to time.

                           (q)      "Effective Date" means July 14, 1960.

                           (r)      "Effective Date of Amendment" means January
1, 1976.

                           (s)      "Related Employer" means (1) any other
corporation on and after the date that it, together with the Employer, is a member of a controlled group of corporations as described in Section 414(b) of the Code; (2) any other trade or business (whether or not incorporated) on and after the date that it and the Employer are under common control as described in Section 414(c) of the Code; and (3) any organization (whether or not incorporated) on and after the date that it, together with the Employer, is a member of an affiliated group of employers as described in Section 414(m) of the Code.

Section 1.2 Construction.
Wherever required, words used in the masculine gender shall include the feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where the context requires.

                                   ARTICLE II

                          ELIGIBILITY FOR PARTICIPATION

         Section 2.1 One Year of Service. Any Employee who has completed a Year of Service in Regular Employment with one or more Employers shall be eligible to become a Participant in this Plan.

         Section 2.2 Application for Participation. An eligible Employee shall become a Participant in the Plan after all of the following steps have been complied with:

                           (a)      The eligible Employee has executed an
application containing such information as the Committee shall prescribe;

                           (b)      Said Employee has executed a written order
directing and authorizing his Employer to make payroll deductions from his salary or wages and to remit the amounts so deducted to the Trustee;

                           (c)      The Employer has verified the information on
the application and has forwarded the verified application and payroll order to the Committee; and

                           (d)      The Committee has approved the application
and payroll order and has returned the payroll order to the Employer. Participation shall commence as of the date on which the Committee approved the application, but in no event later than six months after a Year of Service in Regular Employment has been completed or the beginning of the next Plan Year, whichever is earlier.

         Section 2.3 Reemployment. Any Participant who ceases to be a Participant in the Plan by reason of termination of employment or otherwise, shall upon re-employment become eligible to be a Participant after the steps listed in Section 2.2 have been complied with. Upon the Committee's approval of the Employee's application and payroll order, participation of the Participant in the Plan shall recommence, as soon thereafter as is administratively feasible. If the Participant wishes his participation to recommence at an earlier date (but not before his date of re-employment, or the first day of the calendar year in which his readmission is approved by the Committee, whichever is later), the Participant may, upon the Committee's approval of his re-application for participation, make a lump sum contribution in an amount equal to the contributions that would have been deducted from his salary or wages between the earlier date and the date payroll deductions recommence.

                                   ARTICLE III

                             SAVINGS BY PARTICIPANTS

Effective September 30, 1995, no further Participant savings contributions to the Plan by means of payroll deductions or otherwise shall be allowed or accepted by the Plan.

         Section 3.1       Amount of Savings. Each Participant may
authorize savings by means of payroll deductions to be paid into the Plan of three dollars, four dollars, five dollars or six dollars a week.

         Section 3.2S Savings Through Payroll Deductions. Such savings may be paid into the Plan only by means of a payroll deduction which each Participant shall authorize through a written payroll deduction order. Cash payments will not be accepted from Employees in lieu of payroll deductions, except as provided in Section 2.3 and as follows:

                           (a)      Upon re-employment prior to the end of the
twelve (12) month period commencing on his or her date of termination of employment, a Participant shall be permitted under the provisions of Section 10.1(e) herein to restore all, but not less than all, of the amount of distributions previously made to him or her under Article X, provided the amount of such repayment is at least $1,000.

                           (b)      Weekly cash payments in the amount of three,
four, five or six dollars per week will be accepted from Participants who are no longer in Regular Employment due to disability. In addition, a lump-sum cash payment up to a maximum of six dollars per week for each week of disability may be made upon returning to work following the end of the period of disability.

                           (c)      Weekly cash payments in the amount of three,
four, five or six dollars per week will be accepted from Participants who have been granted a leave of absence due to disability or other health or medical problem, or who are absent from work for any period beginning on or after January 1, 1985 as a result of:

                                    (1)      the pregnancy of such Participant;

                                    (2)      the birth of a child of the
                                             Participant;

                                    (3)      the placement of a child with the
Participant in connection with the adoption of a child by the Participant; or

                                    (4)      caring for a child of the
Participant immediately following its birth or placement. Cash payments will be accepted under such circumstances only if the Participant indicates that he or she expects to return to work within eighteen (18) months from the date the leave of absence began.

If the Participant does not return to work prior to the end of this eighteen
(18) month period, the Participant shall no longer be permitted under this provision to make any further cash payments in lieu of payroll deductions unless he or she establishes to the satisfaction of the Administrative Committee that he or she will return to work within a reasonable period of time. In lieu of weekly cash payments, a Participant may upon return to work make a lump-sum cash payment of up to six dollars for each week of absence described in this subsection 3.2(c).

         Section 3.3 Payroll Deductions. Payroll deductions shall begin no later than the first payday of the first month which begins at least ten days after the receipt by the Employer of the approved payroll order from the Committee.

         Section 3.4 Alteration of Payroll Deduction Order. A payroll deduction order shall remain in force until (a) a Participant files another written order directing his Employer to increase, decrease or terminate his payroll deductions under the Plan and such other order has been approved by the Committee and returned to the Employer, or (b) until a Participant's employment with an Employer is terminated.

         Section 3.5 Suspension of Payroll Deductions. The Committee may provide for a suspension of payroll deductions for any pay period for any appropriate reason. Such suspension will not be effective in the case of any Participant who notifies the Committee that he does not wish his payroll deductions to be so suspended.

         Section 3.6 Adjustment of Savings Amounts. The amounts shown as weekly savings in Section 3.1 may be suitably adjusted in accordance with schedules established by the Committee for pay periods other than weekly pay periods.

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS

         Section 4.1       Determination of Tentative Aggregate Contribution.

                           (a)      On or before December 31 of each calendar
year, the Board of Directors may, but shall not be obligated to, provide, from the consolidated earnings and profits of the Company, an ascertainable amount with respect to such calendar year, which shall be known as the "Tentative Aggregate Contribution" of all the Employers for such calendar year.

                           (b)      The Tentative Aggregate Contribution, if so
provided, shall consist of:

                                    (1)      A basic aggregate Employer
contribution, which shall be apportioned among all the Employers in accordance with Section 4.2, reduced in accordance with Section 4.3 and allocated to the accounts of Participants in accordance with Section 5.6; plus

                           (c)      That portion of the Tentative Aggregate
Contribution described in Section 4.1(b)(1) shall, unless this limitation shall be specifically waived by the Board of Directors, not be greater than the:

                                    (1)      the consolidated profits of the
Company for such year, determined in accordance with generally accepted accounting principles but without regard to gains or losses on the sale or exchange of real property or of stock in any corporation described in Section 1.1(e).

                           In determining the consolidated profits of the
Company for purposes of this Section 4.1(c), all expenses recorded on the books of the Company as of the close of the year, including but not limited to all taxes but not including contributions to this Plan, shall be deducted. The Federal income taxes, for purposes of this Section 4.1(c), shall be determined without regard to gains or losses on the sale or exchange or real property or of stock in any corporation described in Section 1.1(e).

                           (d)      The portion of the Tentative Aggregate
Contribution described in Section 4.1(b)(1) for any calendar year shall, unless this limitation shall be specifically waived by the Board of Directors, not exceed $30,000,000.

         Section 4.2 Apportionment of Tentative Aggregate Contribution Among Employers.

                           (a)      The portion of the Tentative Aggregate
Contribution described in Section 4.1(b)(1) shall be apportioned among all the Employers in accordance with the ratios which the aggregate average monthly balances for such year of all the accounts in the General Fund, as of December 31, of all the Participants in the Plan of each Employer, whether or not in Regular Employment on such date, bears to the aggregate average monthly balances for such year of all the accounts in the General Fund, as of December 31, of all Participants in the Plan. The portion of the Tentative Aggregate Contribution so apportioned pursuant to this paragraph to each Employer shall be referred to as the "Tentative Basic Contribution" with respect to such Employer.

         Section 4.3 Reduction of Employer's Tentative Contribution The Tentative Basic Contribution with respect to each Employer shall be reduced to the extent that such Tentative Basic Contribution may not be allocated to the Participants in the Plan employed by such Employer because of the limitations provided in Sections 5.6(b)(3), 6.1 and 6.2 of the Plan. The Tentative Basic Contribution of each Employer so reduced, which shall be referred to as the "Basic Contribution" (or the "Contribution") of such Employer, shall be contributed to the Plan by such Employer out of its current or accumulated earnings and profits within the time limit prescribed in Section 4.5. The Contribution of each Employer, however, shall not exceed the amount allowable under the Internal Revenue Code to such Employer or to a foreign subsidiary of such Employer as a deduction for contributions paid to this Plan.

         Section 4.4 Contributions on Behalf of Employee of Another Employer. If any Employer is prevented from making its contribution as determined under Section 4.3 hereof because it has no current or accumulated earnings or profits or because such earnings or profits are insufficient for it to make its contribution in full, then so much of the contribution which such Employer is prevented from making may be made for the benefit of the Participants in the Plan employed by such Employer by the other Employers to the extent and in the amounts permitted by Section 404(a)(3)(B) of the Internal Revenue Code. Any such contribution made for an Employer by one or more other Employers shall be considered for all provisions of the Plan, unless otherwise provided in the Internal Revenue Code, to have been made by the Employer for whose benefit it was made, and shall be considered as a loan to said Employer.

         Section 4.5 Time for Payment of Contributions. The amount of each Employer's Contribution to the Plan for each calendar year shall be paid to the Trustee, either in a single payment or in installments, not later than the date prescribed by law, including extensions thereof, for the filing of such Employer's Federal Income tax return for such calendar year.

         Section 4.6 Permissible Contributions and Irrevocability. Any amount contributed by an Employer pursuant to this Article IV is conditioned on its deductibility under the Internal Revenue Code, and may be contributed in cash or other property including Qualifying Employer Securities as defined in ERISA. No such contribution, or any part thereof, shall revert to or be recoverable by the Employer, unless

(a) the contribution is made by reason of a mistake of fact, (b) the contribution is conditioned on qualification of the Plan under the Internal Revenue Code and the Plan does not so qualify, or (c) the contribution is determined to not be deductible under the Internal Revenue Code. Any such reversion or recovery must be made within one year of the mistaken payment of the contribution, the date of denial of qualification, or disallowance of the deduction, as the case may be.

                                    ARTICLE V

                            ACCOUNTS AND ALLOCATIONS

         Section 5.1       Funds and Accounts Established

         (a) The assets of the Plan shall be held in Trust in a single fund, the General Fund. All Participant accounts in the Distribution Fund as of July 31, 1996 shall be transferred to, and become a part of, the General Fund.

         (b) The Committee shall maintain individual accounts for each Participant in the General Fund as follows: a Participant Savings Account; an Employer Contributions Account; and a Participant Investment Income Account.

         (c) The Committee shall also maintain a Special Gift Account and a Fund Investment Income Account in the General Fund.

         Section 5.2 Accounting Period of Trust. The accounting period for the Trust shall be a calendar year unless the Committee shall determine a shorter period.

         Section 5.3       Payments into General Fund; Charge for Withdrawals.

                           (a)      All amounts deducted from a Participant's
salary or wages in accordance with Article III shall be paid over to the Trustee and credited to the individual Participant Savings Accounts maintained for Participants in the General Fund not later than the close of the month immediately following the month in which the payroll deductions are made.

                           (b)      Contributions made by the Employers shall be
credited to the individual Employer Contributions Accounts maintained for Participants in the General Fund. Such credits shall be made as of the close of the calendar year for which an Employer contribution is made, but shall not be taken into account in determining the monthly balances of Participants for such calendar year.

                           (c)      No charges shall be made to either
individual Participant Savings Accounts or Employer Contributions Accounts in the General Fund except for withdrawals or distributions on termination of regular employment or for appropriate charges because of deficits in the Participant Investment Income Accounts in the General Fund.

         Section 5.4 Annual Appraisal. As of December 31st in each year, or as of the end of any shorter accounting period that the Committee shall select, all of the assets in the Trust shall be appraised by or under the supervision of the Committee so that such assets will be stated at market value for the applicable date. Such appraisal shall be made in accordance with market quotations when available and on the basis of such other facts as the Committee deems appropriate in the circumstances.

         Section 5.5       Fund Investment Income Account.

                           (a)      The Fund Investment Income Account of the
Fund shall be credited during each accounting period with the following:

                                    (1)      interest, dividends, rents and
other income received by the Trustee;

                                    (2)      increase in the value of Fund
assets based on the appraisal of such assets made pursuant to Section 5.4 as of the last day of such accounting period;

                           (b)      The Fund Investment Income Account of the
Fund shall be charged during each accounting period with the following:

                                    (1)      cost of producing income, such as
real estate taxes, insurance and repairs;

                                    (2)      an allocated portion of the trust
expenses to the extent not paid by the Employer;

                                    (3)      decrease in the value of Fund
assets based upon the appraisal of such assets made pursuant to Section 5.4 as of the last day of such accounting period.

         Section 5.6 Allocation of Income and Contributions to Accounts. After the end of each accounting period the Committee shall make the following allocations:

                           (a)      As of the end of each accounting period the
Committee shall credit or charge the Participant Investment Income Accounts of each Participant in the Fund with an account balance at the end of such accounting period, with that part of the income or loss shown in the Fund Investment Income Account for such period, as bears the same ratio to such income or loss of the Fund as the balance of such Participant's combined Participant Savings Account, Employer Contributions Account and Participant Investment Income Accounts in the Fund at the end of the prior accounting period bears to the balances of such combined three accounts of all Participants in the Fund at the end of the prior accounting period.

                           (b)      (1) As of the end of each calendar year the
Committee shall, subject to paragraph (3) below, credit each eligible Participant's Employer Contributions Account in the General Fund with that part of the Employer's Basic Contribution for the year as bears the same ratio _____ to such contribution as the balance of the Participant's combined Participant Savings Account, Employer Contributions Account and Participant Investment Income Account at the end of the prior accounting period bears to the balances of all Participants in the three accounts of the General Fund at the end of the prior accounting period.

                                    (2)      A Participant shall be eligible to
share the allocation of the Employer Basic Contribution for the Plan Year only if (A) the Participant has an Employer Contribution Account in the General Fund on January 1 of the Plan Year following the Plan Year for which the Employer's Basic Contribution is made and (B) the Participant in fact made one or more voluntary savings contributions pursuant to Article III (including weekly cash payments in lieu of payroll deductions pursuant to the subsections 3.2(b) and
(c)) which were allocated to his or her Participant Savings Account for the Plan Year for which the Employer Basic Contribution is being made.

                                    (3)      Notwithstanding the foregoing, no
amount in excess of four thousand dollars ($4,000) shall be allocated to a Participant as an Employer Basic Contribution with respect to any calendar year, and if the Participant ceased participation during a calendar year the four thousand dollar limit shall be reduced to an amount which shall be determined by multiplying the four thousand dollar limit by a fraction, the numerator of which is the number of wholly or partially completed calendar months of participation during said calendar year, and the denominator of which is 12. Any amount in excess of the dollar limitations determined under the preceding sentences shall reduce the Employer's Tentative Basic Contribution to arrive at the Employer's Basic Contribution to be made under the Plan.

                                    (4)      Effective for the Employer Basic
Contribution for the 1994 and subsequent Plan Years, that portion of the Employer Benefit Contribution allocated to the account of a Participant who is a Highly Compensated Employee, which, when combined with the Participant's voluntary savings contributions pursuant to Article III, exceeds the contribution limitations for Highly Compensated Employees pursuant to Section
6.2 shall be distributed to such Participant in accordance with the provisions of that Section.

         Section 5.7       Reserved.

                                   ARTICLE VI

               LIMITATION ON ALLOCATION OF EMPLOYER CONTRIBUTIONS

         Section 6.1 Limitation On Contributions on Behalf of Individual Employees.

                           (a)      General Limitation. For limitation years
commencing after December 31, 1982, and before January 1, 1998, the annual addition in any limitation year to the account of a Participant, when added to any annual additions on behalf of the Participant under any other defined contribution pension plans maintained by the Employer, may not exceed the lesser of: (1) $30,000 or (2) 25% of that Participant's total compensation received from the Employer for the limitation year with respect to which the annual addition is made. For purposes of the foregoing sentence, "total compensation" means the Participant's taxable compensation from the Employer reported on Form W-2 for the Plan Year or, as determined by the Committee in a uniform manner with respect to all Employees for the Plan Year, such other nondiscriminatory definition of compensation that satisfies the requirements Treas. Reg. 1.415-2
(d).

                           (b)      Limitation for Post-1997 Years. For
limitation years commencing after December 31, 1997, the annual addition in any limitation year to the account of a Participant, when added to any annual additions on behalf of the Participant under any other defined contribution pension plans maintained by the Employer, may not exceed the lesser of: (1) $30,000 or (2) 25% of that Participant's total compensation received from the Employer for the limitation year with respect to which the annual addition is made. For Purposes of the foregoing sentence, "total compensation" means the Participant's taxable compensation from the Employer reported on Form W-2 for the Plan Year, increased by the amount of any contributions made on a pre-tax basis to any other qualified benefit plan or plan described in IRC section 125 of the employer.

                           (c)      Annual Addition. For purposes of this
Section, the term "annual addition" means the sum of the following credited to a Participant's account for any limitation year:

                                    (1)      the Employer's contributions;

                                    (2)      the Employee's contributions; and

                                    (3)      forfeitures.


                           (d)      Limitation--Two Types of Plans. In any case
in which a Participant has at any time participated in this Plan and a defined benefit plan maintained by the Employer, the sum of the defined contribution fraction and the defined benefit fraction for any limitation year commencing before January 1, 1983, may not exceed 1.4; and for any limitation year commencing after December 31, 1982, may not exceed 1.0. For limitation years commencing after December 31, 1999, the provisions of this
Article VI Section 1 (d)-(k) shall not apply.

                           (1)      The defined benefit fraction applicable to a
Participant for any limitation year is a fraction, (A) the numerator of which is the projected annual benefit of the Participant, determined as of the close of the limitation year, under all defined benefit plans maintained by the Employer; and (B) the denominator of which is:

                                    (i)      for limitation years commencing
before January 1, 1983, the projected annual benefit of the Participant under such defined benefit plans as of the close of the limitation year if such plans provide such Participant the maximum benefit allowable by law, or

                                    (ii)     for limitation years commencing
after December 31, 1982, the lesser of (I) of product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year (including any adjustment required or permitted by Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982) or, (ii) the product of 1.4 multiplied by an amount equal to 100% of the Participant's average compensation for three consecutive calendar years during which he or she participated in the Plan and in which he or she had the greatest aggregate compensation from the Employer.

                           (2)      The defined contribution fraction applicable
to a Participant for any limitation year is a fraction, (A) the numerator of which is the sum of the annual additions to the Participant's accounts, determined as of the close of the limitation year, under all defined contribution plans maintained by the Employer; and (B) the denominator of which is:

                                    (i)      for limitation years commencing
before January 1, 1983, the maximum amount of annual additions allowable by law to the Participant's accounts for the limitation year and for each prior limitation year of the Participants' service with the Employer (regardless of whether a Plan was in existence during those years); or

                                    (ii)     for limitation years commencing
after December 31, 1982, the sum of the lesser of the following amounts determined for the present limitation year and each prior limitation year of the Participant's service with the Employer:

                                    (I)      1.25 multiplied by the dollar
limitation in effect under Section 415(c)(1)(A) of the Code for such limitation year; or

                                    (II)     1.4 multiplied by 25% of the
Participant's compensation for such limitation year.

                           (e)      Elective Limitation. At the election of the
Plan Administrator, the denominator of the defined contribution fraction for any limitation year ending after December 31, 1982, with respect to each Participant for all limitation years ending before January 1, 1983, shall be an amount equal to:

                                    (1)      The amount determined in Section
6.2(c)(2)(B)(i) for the limitation year ending in 1982;

                                    (2)      Multiplied by a fraction:

                                    (A)      the numerator of which is the
lesser of (i) $51,875 or (ii) 1.4 multiplied by 25% of the Participant's compensation for the limitation year ending in 1981, and

                                    (B)      the denominator of which is the
lesser of (i) $41,500 or (ii) 25% of the compensation of the Participant for the limitation year ending in 1981.

                           (f)      Limitation Adjustment. The rate of annual
additions to a Participant's account will be frozen or reduced to a level necessary to prevent the limitations of this Section (other than the limitations set forth in subsection (c) of this Section) from being exceeded with respect to any Participant. The excess shall be reallocated among the accounts of the remaining Participants in the same manner that Employer contributions are allocated as set forth in Section 5.6 hereof, subject to the limitations imposed by this Section. In the event that the Employer maintains another defined contribution plan, and the limitations of this Section will be exceeded with respect to any Participant upon considering the two defined contribution plans as one plan, the annual additions to this Plan shall be frozen or reduced to prevent any such excess.

                           (g)      Single Plan Rule. For purposes of this
Section, all defined contribution plans (whether or not terminated) of the Employer are to be treated as one defined contribution plan.

                           (h)      Automatic Adjustment. The limitations
imposed by this Section shall be adjusted automatically when permitted or as required by law.

                           (i)      Limitation Year. For purposes of this
Section, the limitation year is the calendar year.

                           (j)      Employer. For purposes of this Section,
"Employer" means the Employer and all Related Employers.

                           (k)      Transitional Rule. The numerator of the
defined contribution fraction shall, if necessary, be adjusted as permitted by Treasury Regulations so that the sum of the defined benefit fraction and the defined contribution fraction does not exceed 1.0 for the last limitation year beginning before January 1, 1983.

                           (l) Incorporation by Reference. Notwithstanding
anything to the contrary in this Section 6.2, the maximum limitations on contributions on behalf of individual Participants shall be in accordance with Code Section 415 and the regulations thereunder, which are incorporated into this Plan by reference.

         Section 6.2 Contribution Limitations Under Section 401(m) of the Code.

                  (a) Average Contribution Percentage Test. The "Average Contribution Percentage", as determined under subsection (b), for the group of Employees who are Highly Compensated Employees shall not exceed for any Plan Year after 1993 the greater of

                           (1) The Average Contribution Percentage for the
group of Non-Highly Compensated Employees times 1.25; or

                           (2) The Average Contribution Percentage for the
group of Non-Highly Compensated Employees times 2.0; provided, however, that the Average Contribution Percentage for the group of Highly Compensated Employees does not exceed the Average Contribution Percentage for the group of Non-Highly Compensated Employees by more than two percentage points.

         For purposes of the foregoing tests and subsection (b), an "Employee" includes any Employee eligible to make voluntary savings contributions pursuant to Article III at any time during the Plan Year, even if he or she in fact declined to make such contributions. In addition, to the extent prohibited by Treasury regulations, paragraph (2) of this subsection (a) may not be applied to satisfy both the Average Contribution Percentage described above and the average deferral percentage test with respect to a cash or deferred arrangement under Code Section 401(k) maintained by an Employer or Related Employer.

                  (b) Excess Contributions. The Average Contribution Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                           (1) The sum of (i) the Employee's voluntary savings
contributions (pursuant to Article III) and (ii) the Employee's share of Employer Basic Contribution or Imputed Employer Contribution, as the case may be, actually paid to the Trustee on behalf of such Employee for such Plan Year (together, "Aggregate Contributions"), to

                           (2) his or her Compensation for the Plan Year.

                  For the purpose of determining the above-described ratio ("Contribution Percentage") with respect to a Highly Compensated Employee, for years beginning prior to January 1,

1997, the Aggregate Contributions and Compensation of such Highly Compensated Employee shall include the Aggregate Contributions and Compensation of said Employee's family members (as described in Code Section 414(q)(6)(B)), and such affected family members shall be disregarded in determining the Average Contribution Percentage for the group of a Non-Highly Compensated Employees. There will be no such aggregation for years beginning after December 31, 1996.

                  (c) If more than one plan providing for matching contributions or employee contributions (within the meaning of Section 401(m) of the Code) is maintained by the Employer or a Related Employer (other than a plan which is not permitted to be aggregated with this Plan under Treas. Reg. ss.1.401(m)-1(b)(3)(ii)), the individual ratio of any Highly Compensated Employee who participates in more than one such plan shall, for purposes of determining the individual's Contribution Percentage, be determined as if all such plans were a single plan with respect to the Plan Years ending with or within the same calendar year. Notwithstanding the foregoing, for any plan year beginning January 1, 1997 or after, the Plan will use the actual contribution percentage for participants who are Highly Compensated Employees for the current plan year, and the prior year's actual contribution percentage for participants who were Non-Highly Compensated Employees for the preceding plan year in performing the nondiscrimination testing required under IRC section 401(m)(2) for the current plan year. Furthermore, the provisions of IRC section 401(m)(2) as amended by the Small Business Job Protection Act and the regulations thereunder, as well as any subsequent Internal Revenue Service guidance issued under the provisions of this section, are incorporated herein by reference. The testing method used for purposes of the ACP test shall be the prior year testing method.

                  (d) The Committee shall have the responsibility of determining the extent, if any, to which either of the tests described in subsection (a) may not be met with respect to Employees' Average Contribution Percentages. If, in the discretion of the Committee, it is determined that Aggregate Contributions made on behalf of Highly Compensated Employees do not satisfy one of the tests in subsection (a), then Aggregate Contributions with respect to Highly Compensated Employees shall be refunded in uniform percentage increments, commencing with the Aggregate Contributions of the group of Highly Compensated Employees with the highest percentages of Aggregate Contributions, and then the Aggregate Contributions of the group of Highly Compensated Employees with the next highest of such percentages, and so on, until it is determined by the Committee that the Plan will satisfy one of the Average Contribution Percentage tests set forth in subsection (a). Each reduction at a stated percentage level will apply to all Highly Compensated Employees at that level regardless of whether their Contribution Percentages have been reduced from higher levels. The Committee shall accomplish the reductions as described above by distributing to each affected Highly Compensated Employee that portion of his or her Aggregate Contribution (plus any income and minus any loss allocable thereto in a manner consistent with Treasury regulations, if any) necessary to meet the requirements of one of the Average Contribution Percentage tests in subsection (a) on or before March 15 of the following Plan Year. If such distribution is not made, it must in all events be made no later than the close of said following Plan Year. Notwithstanding the foregoing, for Plan years beginning on or after January 1, 1997, the Excess Aggregate Contributions will be calculated and distributed according to the following procedures: (1) The ratio leveling method described in section (d) will be used to determine the total dollar amount of excess aggregate contributions, (2) the amount determined in step 1 is reduced beginning with the HCE with the highest dollar amount of contributions to equal the dollar amount of the HCE with the next highest dollar amount of contributions and continuing in succeeding order of the HCE's until all excess aggregate contributions are accounted for as determined in step 1. If these distributions are made, the ACP is treated as meeting the nondiscrimination test of IRC section 401(m)(2) regardless of whether the ACP, if recalculated after distributions would satisfy IRC section 401(m)(2). For purposes of IRC section 401(m)(9), if a corrective distribution of excess aggregate contributions has been made, the ACP for HCE's is deemed to be the largest amount under IRC 401(m)(2).

                  (e) Definitions. For purposes of this Section 6.2, the following terms shall have the meanings set forth below:

                           (1) "Compensation" shall mean any of the following,
as determined by the Committee in a uniform manner with respect to all Employees for the Plan Year:

                                    (A) The Compensation or wages paid to an
Employee for the Plan Year by reason of his or her employment by the Employer including overtime pay and commissions, before any payroll deductions, including elective deferrals contributions and/or salary reduction contributions, if any, to a plan or plans described in Section 125 or 401(k) of the Code, but excluding bonuses, expense reimbursements and contributions (other than elective deferral contributions to a cash or deferred arrangement described in Section 401(k) of the Code) made by the Employer to any employee benefit plan other than this Plan.

                                    (B) The Employee's taxable compensation
from the Employer reported on Form W-2 for the Plan Year, or

                                    (C) Such other nondiscriminatory definition
of compensation which satisfies the requirements of Code Section 414(s) and the regulations hereunder.

                  Notwithstanding the foregoing, in no event shall the Compensation of any Employee as determined for purposes of this Section 6.2 and taken into account for any Plan Year exceed $150,000, increased by the applicable cost-of-living adjustment, if any, for the calendar year sanctioned by Code Section 401 (a)(17). In determining the Compensation of an Employee for Plan Years beginning before January 1, 1997, any Compensation paid by the Employer to the spouse or lineal descendant (who has not attained age 19 before the close of the Plan Year) of an Employee who is (i) a 5% owner as defined in
Section 416 (i) of the Code or (ii) one of the 10 employees of the Employer paid the greatest Compensation during the Plan Year shall be treated as Compensation paid to such Employee. If, as the result of the application of the foregoing sentence the applicable dollar limitation is exceeded, then such limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined for purposes of this Plan prior to the application of the dollar limitation. For Plan Years that begin after December 31, 1996, the Compensation aggregation rules discussed previously in this paragraph do not apply.

                           (2) "Highly Compensated Employee" means, for Plan
Years beginning before January 1, 1997, with respect to a particular Plan Year, an Employee who is not represented for purposes of collective bargaining by a labor union and who (i) during the Plan Year or other "determination year" as described in the regulations to Code Section 414(l) is among the 100 employees receiving the most compensation from the Employer and is a highly compensated employee as defined by Code Section 414(q) and the regulations thereunder or
(ii) during the 12-month period preceding the applicable determination year (the "look-back year") is a highly compensated employee as defined in Code
Section 414(q) and the regulations thereunder. The Committee may, in its discretion and consistent with regulations under Code Section 414(q) or other guidance issued by the Secretary of the Treasury, elect to make a look-back year calculation for a determination year on the basis of the calendar year ending with or within the applicable determination year. For Plan Years beginning after December 31, 1996, "Highly Compensated Employee" means, with respect to any Plan Year, active employees who (1) was a 5-percent owner (as defined in IRC section 416(i)(1)) of the employer at any time during the determination year or the look-back year (the preceding 12 month period) , or
(2) for the look-back year had compensation from the employer in excess of $80,000 (as adjusted by the Secretary pursuant to IRC section 415(d), except that the base period shall be the calendar quarter ending September 30, 1995).

                           (3) "Non-Highly Compensated Employee" means an
Employee who is not represented for purposes of collective bargaining by a labor union, and who is not a Highly Compensated Employee as defined in (2) above.

                           (4) "Aggregate Limit" shall mean the sum of (i) 125
percent of the greater of the Average Deferral Percentage of the Non-highly Compensated Employees for the Plan Year or the Average Contribution Percentage of Non-highly Compensated Employees under the plan subject to Code section 401(m), for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lessor of 200% or two plus the lesser of such Average Deferral Percentage or Average Contribution Percentage. `Lesser' is substituted for `greater' in `(i)', above, and `greater' is substituted for `lesser' after `two plus the' in `(ii)' if it would result in a larger Aggregate Limit.

                  (f) If one or more Highly Compensated Employees participate in this Plan and a plan maintained by the Employer or a Related Employer that contain a qualified cash or deferred arrangement (a "CODA"), as defined in Code
Section 401(k)(2), and the sum of the Average Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose Average Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Contribution. The Average Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Deferral Percentage under any CODA maintained by the employer and Average Contribution Percentage test under the Plan have been made. Multiple use does not occur if either the Average Deferral Percentage or Average Contribution Percentage of the Highly Compensated Employees does not exceed
1.25 multiplied by the Average Deferral Percentage and Average Contribution Percentage of the Non-highly Compensated Employees.

                                  ARTICLE VII

                                    RESERVED

                                  ARTICLE VIII

                                    VESTING

         Section 8.1 Nonforfeitability of Participant's Accounts. Participants' accounts in both Funds shall be fully vested and nonforfeitable at all times.

                  Any Participant in the Plan on the date of adoption of any amendment to the vesting schedule may, within an election period which begins on the date of adoption of such amendment to the vesting schedule and ends on the sixtieth day after the latest of: (i) the date the amendment is adopted;
(ii) the date the amendment becomes effective; or (iii) the date the Participant is given written notice of the amendment by the Committee, elect to have his or her vested percentage determined under the vesting schedule as in effect immediately prior to the effective date of amendment provided he or she has completed three Years of Service prior to the end of the election period. Any election made will be irrevocable. Further, no Participant shall have his or her vested percentage decreased by any change in the vesting schedule.

                                   ARTICLE IX

                                  WITHDRAWALS

         Section 9.1 Withdrawal of Participant Savings Account. Amounts credited to the Participant Savings Account of a Participant, may be withdrawn at any time during his lifetime upon application of the Participant to the Committee. The amount which may be withdrawn, however, may not exceed the excess of the sum of the amounts credited to the Participant Savings Account of the Participant in the Fund over the allocable portion of the net deficit, if any, in the Participant Investment Income Accounts of such Participant in such Funds. The allocable portion of such net deficit will be determined in accordance with the ratio which the amount credited to the Participant Savings Account of the Participant bears to the total of the amounts credited to the Participant Savings Account and the Employer Contributions Account of such Participant in the Fund.

         Section 9.2 Emergency Withdrawals. If a Participant establishes to the satisfaction of the Committee that he is faced with a financial emergency or necessity due to sickness or injury to himself or to one or more of his dependents the Committee may approve withdrawals from accounts other than a Participant Savings Account. The Committee, in its discretion, may grant the application in whole or in part, and may provide for payment in a lump sum or in installments. Payments shall be made under this Section only after all funds from the Participant Savings Account of the Participant have been distributed pursuant to Section 9.1.

         Section 9.3 Further Withdrawals. Amounts in a Participant's Accounts, other than in his Participant Savings Account, may also be withdrawn without the consent of the Committee, provided that such amounts have been credited to the Participant's account for two years or more. Notwithstanding the foregoing, Plan Participants with at least 60 months of Plan participation may elect to withdraw all amounts credited to his or her Employer Contribution Account and Participant Investment Account.

         Section 9.4 Payment of Withdrawn Amounts. Amounts withdrawn pursuant to this Article IX shall be paid in cash. Notwithstanding the foregoing, Participants electing a withdrawal pursuant to Section 9.3 may choose to receive a portion of the withdrawal in UPS stock, subject to the following:

                  (a) the amount of stock available for withdrawal pursuant to this Section, 9.4, shall be limited to the lesser of the following amounts:

                           (i) the ratio of the value UPS Stock held by the
Plan to the total value of all Plan assets, computed as of the end of the month preceding the month in which the distribution is processed, multiplied by the amount of Participant's withdrawal election; or

                           (ii) the sum of the balances in the Participant's
Employer Contribution Account and Participant Investment Account.

                  (b) the value of the stock allocated to a Participant's withdrawal pursuant to paragraph (a) above shall be distributed in-kind:

                           (i) in whole shares; and

                           (ii) provided the value of the in-kind distribution
is at least $500.

         Section 9.5 Timing of Payment. Subject to the provisions of Section 9.6, payment of amounts applied for under this Article IX will be made within fifteen (15) days after the end of the month following the month in which the application is received by the Committee, except that amounts attributable to Fund earnings or to Employer contributions which cannot be readily determined at the end of an accounting period shall be paid within thirty (30) days after such amounts have been determined.

         Section 9.6 Waiting Period. The Committee, notwithstanding any other provisions of this Article IX, may provide by uniform rules for a waiting period of up to six months for the payment of any withdrawals.

         Section 9.7 Applications for Withdrawal. All applications for withdrawal under this Article IX shall be in writing, shall state the amount sought to be withdrawn and shall set forth such other information as the Committee shall prescribe.

                                   ARTICLE X

               DISTRIBUTION ON TERMINATION OF REGULAR EMPLOYMENT

         Section 10.1 Distribution of Account Balances - If a Participant retires, dies or otherwise terminates Regular Employment (unless he is eligible to make weekly cash payments and elects to do so in accordance with Section 3.2), all amounts standing to his credit under the Plan shall be distributed to him or his designated beneficiary in accordance with the following terms and conditions:

                  (a) General Rule. All amounts standing to the credit of a Participant in the General Fund shall be distributed, in a single lump sum, to the Participant or his beneficiary as soon as practicable after the January 1 following the calendar year in which the participant retires, dies, or otherwise terminates Regular Employment (without having elected to make cash payments in accordance with Section 3.2). Any such distribution to a Participant shall require the Participant's written consent if made prior to his attaining normal retirement age, which for purposes of the Plan shall be age 62. Failure to consent shall be deemed to be an election to defer distribution of the Participant's benefit, and all amounts standing to the Participant's credit shall remain in the General Fund until a subsequent consent to distribution is filed with the Committee, or the Participant attains 62 years of age. Notwithstanding the foregoing, if the value of the Participant's accounts in the General Fund does not exceed $3,500 ($5,000 for Plan Years beginning after December 31, 1997), said amounts shall be distributed to the Participant or his beneficiary without such individual's consent.

                  (b) Immediate Distribution Option. Following a Participant's retirement, death or other termination of Regular Employment (unless he is eligible to make weekly cash payments and elects to do so in accordance with
Section 3.2), the Participant or his beneficiary shall be permitted to elect, in accordance with procedures established by the Committee, the immediate distribution, in a single lump sum, of all amounts standing to the Participant's credit in the General Fund. If such election is made, there shall be distributed to the Participant or beneficiaries, as soon as practicable following the Committee's receipt of the Participant's or beneficiary's completed election, an amount equal to the balance standing to the credit of the Participant in the General Fund.

                  (c) Repayment of Prior Distribution in Event of Re-employment. If a former Participant, after receiving distribution of his accounts pursuant to this Article X, returns to Regular Employment with the Employer before the end of the 12-month period commencing on the date he terminated Regular Employment, he shall be permitted to restore all, but not less than all, of the amounts previously distributed to him, provided such restoration is made in a lump sum within six (6) months after his date of re-employment, and provided that such repayment is at least $1,000. Upon repayment, the moneys previously distributed shall be credited to a newly established Participant's Savings Account in the General Fund.

                  (d) Repayment of Prior Distribution in Event of Return to Work following Disability or Leave or Absence Due to Health Reasons. If a former Participant, after receiving distribution of his accounts pursuant to this Article X, returns to Regular Employment with the Employer after a period of disability or a leave of absence due to pregnancy, disability, or other health or medical problems, he shall be permitted to restore all, but not less than all, of the amounts, previously distributed to him, provided such restoration is made in a lump sum within six (6) months after his date of returning to Regular Employment, and provided that such repayment is at least $1,000. Upon repayment, the moneys previously distributed shall be credited to a newly established Participant's Savings Account in the General Fund.

         Section 10.2 Methods of Distribution; Limitations Regarding Time of Payment of Benefits.

                  (a) General Limitation. Distribution of amounts under this
Article X shall be made at the time or times provided in Section 10.1 in a lump sum payment in cash, in kind, or both, in the sole discretion of the Committee, and in no event shall distribution be made later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                           (1) the date on which the Participant attains age
65;

                           (2) the 10th anniversary of the year in which the
Participant commenced participation in the Plan; or

                           (3) the Participant terminates his or her service
with the Employer. A Participant will not be considered to have terminated his or her service if he or she is eligible and elects to make weekly cash payments in accordance with Section 3.2

                  (b) Mandatory Limitation.

                           (1) Commencement of Payments.

                                    (A) Notwithstanding subsection (a), the
entire interest of a Participant shall be distributed no later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2; provided however, that the interest of a Participant (other than an individual who is or was a 5% owner, as defined in Code Section 416(i)(1)(B)(i) in any Plan Year ending in the year the individual attained age 66 1/2 or any succeeding Plan Year) who attained age 70 1/2 before January 1, 1988 shall not be required to begin to be distributed prior to April 1 of the calendar year in which he retires or otherwise terminates employment.

                                    (B) In the case of an Employee who is a
five percent owner of the Employer in the calendar year in which such Employee attains age 70 1/2, his entire interest shall be distributed not later than the April 1 following such calendar year.

                           (2) Transitional Rule. Any designation by a
Participant of a method of distribution permitted by this Plan which does not meet the requirements of this subsection (b) will be honored, if such designation had been submitted to the Plan Administrator prior to January 1, 1984.

                  (c) No distribution to Five Percent Owner Before Age 59 1/2. Notwithstanding any other provision of this Plan, no distribution shall be made to an Employee who is or has been a five percent owner, before such Employee attains age 59 1/2, of any amount attributable to a contribution made on behalf of such Employee which he was a Five Percent Owner, except in the case of his death or disability.

                  (d) Five Percent Owner. For purposes of this Section, the term "Five Percent Owner" means a person who owns more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer. For purposes of determining ownership in the Employer (i) the constructive ownership rules of
Section 318 of the code, as modified by substituting "five percent" for "fifty percent" in subsection (a)(2)(C) thereof, shall apply, but (ii) the rules of subsections (b), (c) and (m) of Section 414 of the code shall not apply.

         Section 10.3 Payment to Beneficiary in Event of Death.

                  (a) General Rule. In the event of the death of a Participant who on or after August 23, 1984 has at least one Hour of Service under the Plan or one hour of paid leave, his or her vested benefits under the Plan shall be payable in full to his surviving spouse unless:

                           (1) there is no surviving spouse; or

                           (2) the Participant has elected not to have such
benefits payable to his or her surviving spouse and the surviving spouse has consented to the Waiver Election in the manner required by subsection (b).

                  (b) "Waiver Election" means an election to waive any benefits for a spouse under the Plan, but only if the spouse of the Participant consents to the election and such consent: (i) is in writing, (ii) acknowledges the effect of the election, including the identity of the alternate survivor beneficiary, and (iii) is witnessed by a notary public. If a married Participant, following a Waiver Election, changes the identity of the alternate survivor beneficiary, the spouse must consent to such change in the foregoing manner, unless the spouse's original consent specifically authorized the Participant to make subsequent beneficiary changes without spousal consent.

                  (c) Non-Spousal Beneficiary. Each Participant or former Participant shall be entitled to designate a contingent beneficiary or beneficiaries who are to receive the distributions provided under the Plan in the event that the Participant's spouse does not survive him or the Participant has executed a Waiver election in accordance with subsection (b) with spousal consent. A Participant may change the designation of the contingent beneficiary from time to time. No such designation or change therein shall be effective until received by the Committee and unless it is received by the Committee prior to the Participant's death and unless made on forms prescribed by the Committee. In the event that a Participant fails to designate a contingent beneficiary or if a designated beneficiary does not survive the Participant, payment will be made to the spouse of the deceased Participant, if any, but if none survives the Participant, to his surviving children. If no children survive the Participant, payment will be made to the Participant's estate. If a beneficiary who has begun to receive payments pursuant to this Article X dies before all payments are made, and no successor beneficiary was named by the Participant, the balance shall be paid in a lump sum to the person entitled by law to receive the property of the deceased beneficiary.

         Section 10.4 Reserved.

         Section 10.5 Direct Rollover.

                  (a) With respect to any distribution described in this Plan which constitutes an eligible rollover distribution within the meaning of Code
Section 401(a)(31)(C), the distributee thereof shall, in accordance with procedures established by the Committee, be afforded the opportunity to direct that such distribution be transferred directly to the trustee of an eligible retirement plan (a "direct rollover"). For purposes of the foregoing sentence, an "eligible retirement plan" is (1) a qualified trust within the meaning of Code Section 402 which is a defined contribution plan the terms of which permit the acceptance of rollover distributions, (2) an individual retirement account or annuity within the meaning of Code Section 408 (other than an endowment contract), or (3) an annuity plan within the meaning of Code Section 403(a), which is specified by the distributee in such form and at such time as the Committee may prescribe.

                  (b) Notwithstanding the foregoing, if the distributee elects to have his or her eligible rollover distribution paid in part to him or her and paid in part as a direct rollover:

                           (A) The direct rollover must be in an amount of $200
or more.

                           (B) A direct rollover to two or more eligible
retirement plans shall not be permitted. Notwithstanding the foregoing, and subject to the limitation in subparagraph (A) above, a

Participant receiving an in-kind distribution or withdrawal may elect to rollover the in-kind and cash portions of the distribution or withdrawal to separate eligible retirement plans, provided that, the number of eligible retirement plans selected does not exceed two.

                  (c) The Committee shall, within a reasonable period of time prior to making an eligible rollover distribution from this Plan, provide a written explanation to the distributee of the direct rollover option described above, as well as the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after the date on which the distributee received the distribution.

                                   ARTICLE XI

                                     LOANS

Effective September 30, 1995, no further loans shall be made by the Committee.

         Section 11.1 Committee May Make Loans. If a Participant, upon written application to the Committee, establishes to the satisfaction of the Committee that the Participant is faced with a financial emergency or necessity due to personal sickness or injury (including but not limited to funeral expenses and expenses associated with long term custodial care in a nursing home or similar institution) to himself or that of one or more of his spouse, or other dependents, his or her spouse's parents, his lineal descendants, or the spouse of such lineal descendants, the Committee may approve and make a loan to such Participant subject to the following terms and conditions:

                  (a) The aggregate amount of all loans to a Participant under this Plan and any other plans of the Employer or a Related Employer ("Aggregate Loans"), may not exceed the lesser of (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of Aggregate Loans during the one-year period ending on the day before the date on which the loan is made over the outstanding balance of Aggregate Loans on the date the loan was made; or (ii) one-half of the value of the Participant's Accounts under the Plan as of the date of the loan.

                  (b) The maximum term of any loan, including extensions, shall not exceed three (3) years.

                  (c) Each loan shall be evidenced by a promissory note in a form approved by the Committee, which shall provide for repayments no less frequently than quarterly which represent the substantially level amortization of the loan over its term. The promissory note may provide for reasonable penalty charges if a repayment is more than 10 days late. The Committee shall, to the extent practicable, require the repayment of a loan by means of payroll deductions.

                  (d) Each loan shall bear interest at a rate equal to the highest prime rate, plus one percentage point, published in The Wall Street Journal on the date of the loan.

                  (e) Each loan to a Participant shall be secured by the balances in each of the Participant's Accounts under the Plan.

                  (f) Effective for reemployments commencing on or after December 12, 1994, loan repayments for any loan granted by the committee under this Article XI will be suspended under this plan for periods of qualified military service as permitted under IRC section 414(u)(4), the provisions of which are hereby incorporated by reference.

         Section 11.2 Administration of Loan Program. The determination whether a Participant satisfies the criteria for a loan shall be made by the Committee, which shall administer the loan program. All requests for loans hereunder shall be directed in writing to the Committee, which may prescribe an application form for this purpose. The Committee may request such information and documentation as it deems necessary to ascertain the qualification of a Participant for a loan in accordance with this Article XI. The Committee shall normally determine whether a Participant qualifies for a loan within 30 days of its receipt of a completed loan application, unless it advises the Participant in writing that additional time or information is needed. Loans shall be made available on a reasonably equivalent basis to all Participants and beneficiaries who satisfy the criteria for a loan described in Section 11.1, although the Committee may decline to make a loan to any individual who is not a party in interest, as described in Section 3(14) of ERISA.

         Section 11.3 Default; Payment upon Termination of Employment. In the event that a Participant's schedule loan payment is more than 60 days late, the Committee may declare the loan to be in default. The Committee shall take such reasonable steps as it deems necessary to secure repayment of the remaining loan principal, accrued interest (including reasonable interest, as determined by the Committee, on interest which is not timely paid), and penalty charges, including but not limited to the reduction, consistent with the restrictions on in-service withdrawals described in Sections 9.1 and 9.3 of the Participant's Account balance or legal action to garnish the Participant's salary or wages. If the Participant has separated from service with the Employer and is entitled to a distribution (even if he does not consent to the immediate payment thereof), any outstanding loan in default shall be considered immediately due and payable, and the amount of such Participant's Account balances shall be reduced prior to distribution by the entire amount of outstanding loan principal, accrued interest and penalty charges, if any.

                                  ARTICLE XII

                            ADMINISTRATIVE COMMITTEE

         Section 12.1 Administrative Committee. The Plan shall be administered by an Administrative Committee consisting of not less than three members, each of whom is and shall be the "named fiduciary" with respect to the Plan, who shall be appointed by the Board of Directors. The Committee shall be the "Plan Administrator" of the Plan as that term is used in ERISA, and the agent of a service of process on or with respect to the Plan.

         Section 12.2 Vacancies on Committee. Committee members shall serve at the pleasure of the Board of Directors, and all vacancies shall be filled by the Board of Directors. Committee members may resign at any time, such resignation to be effective when accepted by the Board of Directors.

         Section 12.3 Authority of Committee. The Committee shall establish rules for the administration of the Plan, and shall decide all questions arising in the administration of the Plan, including but not limited to making determinations on the following subjects: (a) eligibility for Participation;
(b) the length of employment of Participants; (c) appraisal of assets; (d) the length of an accounting period; (e) withdrawals for financial necessity; (f) loans and the rate of interest thereon; (g) general investment guidelines established consistent with Section 13.1; and (h) all other matters affecting the administration and operation of the Plan not specifically delegated or reserved to the Board of Directors, to an Employer, or to the Trustee. Subject to the provisions of Section 12.5, all determinations by the Committee shall be final and binding on all persons. In all such actions, the Committee shall act by rules uniformly applied to all persons.

         Section 12.4 Action by Majority of Committee. The Committee shall act by a majority of the Committee members at the time in office. Such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may appoint subcommittees and also may authorize any one or more of the Committee members or any agent to execute any document or documents or to take any other action on behalf of the Committee, except that no member of the Committee shall have the right to take any such action on any matter relating solely to himself or to any of his rights or benefits under the Plan.

         Section 12.5 Claims Procedure.

                  (a) All claims for benefits hereunder shall be directed to the Committee or to a member of the Committee designated for that purpose. Within ninety (90) days following receipt of a claim for benefits, the Committee shall determine whether the claimant is entitled to benefits under the Plan, unless additional time is required for processing the claim. In this event, the Committee shall, within the initial ninety-day period, notify the claimant that additional time is needed, explain the reason for the extension, and indicate when a decision on the claim will be made, which must be within 180 days of the date the claim is filed.

                  (b) A denial by the Committee of a claim for benefits shall be stated in writing and delivered or mailed to the claimant. Such notice shall set forth the specific reasons for the denial, written in a manner calculated to be understood by the claimant without benefit of legal or actuarial counsel. The notice shall include specific reference to the Plan provisions on which the denial is based and a description of any additional material or information necessary to perfect the claim, an explanation of why this material or information is necessary, and the steps to be taken if the claimant wishes to submit his claim for review.

                  (c) The Committee shall afford a reasonable opportunity to any claimant whose request for benefits has been denied for a review of the decision denying the claim. The review must be requested by written application to the Committee within sixty days following receipt by the claimant of written notification of denial of his claim. Pursuant to this review, the claimant or his duly authorized representative may review any documents which are pertinent to the denied claim and submit issues and comments in writing.

                  (d) A decision on the claimant's appeal of the denial of benefits shall ordinarily be made by the Committee within sixty (60) days of the receipt of the request for review, unless additional time is required for a decision on review, in which event the decision shall be reviewed not later than 120 days after receipt of request for ruling. Notice in writing of the extended time required shall be given to the claimant within sixty days of his request for review.

                  The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific reference to the Plan provisions on which the decision is based.

         Section 12.6 Liability of the Committee. The Committee and the members thereof, to the extent of the exercise of their authority, shall discharge their duties with respect to the Plan solely in the interests of the Plan's Participants and their beneficiaries, and for the exclusive purpose of providing benefits thereto in accordance with the terms of the Plan and to defray the reasonable administration expenses thereof. In all such action or omissions the Committee and each member thereof shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; provided, however, that no member shall be responsible for the actions or omissions of a member of any other party that is a fiduciary with respect to this Plan, other than himself, which are not in conformity hereto, unless (1) such member knowingly participates in or knowingly conceals such conduct which he knows to be in breach of this standard, (2) his own conduct has enabled the other member or other fiduciary to be in breach of this standard, or (3) he has knowledge of such breach by another member or other fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach.

         Section 12.7 Authority to Appoint Officers and Advisors. The Committee may appoint such officers as it may deem advisable and may adopt by-laws covering the transaction of its business. The Committee may appoint and employ an investment manager, an actuary, counsel (who is not an employee of the Employer), agents and such other clerical, medical, accounting and advisory services as it may require in carrying out the provisions of the Plan, and shall be fully protected in relying upon any action taken in reliance upon advice given by such persons.

         Section 12.8 Committee Meeting. The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may determine from time to time, but not less frequently than once each calendar quarter. Notice of a meeting may be waived in writing.

         Section 12.9 Compensation and Expenses of Committee. The members of the Committee may receive reasonable compensation for their services as the Board of Directors from time to time may determine. Such compensation and all other expense of the Committee, including the compensation of officers, actuaries or counsel, agents or others that the Committee may employ, shall be paid out of the assets of the Trust to the extent not paid by the Employer. Notwithstanding the foregoing, any Committee member who is employed on a full-time basis by an Employer shall receive no compensation, but may be reimbursed for expenses incurred.

         Section 12.10 Records. The Committee shall keep or cause to be kept accurate and complete books and records.

         Section 12.11 Forfeiture in Case of Unlocatable Participant. If the Committee is unable to pay any benefits under the Plan to any Participant or to a beneficiary of any Participant who is entitled to benefits hereunder because the location of such person cannot be ascertained, the Committee shall proceed as follows:

                  (a) Within ninety (90) days of the date any such benefits are payable, the Committee shall send an appropriate notice to such individual, at the last address for such individual listed in the Committee's records.

                  (b) If this notice is returned as unclaimed or the individual cannot be located during the next 90 days, the Committee will attempt to locate such individual through a commercial locator service

                  (c) If the individual has not been located by December 31 of the calendar year following the calendar year in which the benefits became payable, all amounts held for his or her benefit shall be forfeited and all liability for payment thereof shall thereupon terminate, unless some other procedure is permitted or required by law. In any such case, the funds released as a result of such forfeiture shall be treated as additional investment income. However, if an individual subsequently makes what the Committee determines to be a valid and proper claim to the Committee for such amounts, the account or accounts shall be restored and will be distributed in accordance with the terms of this Plan.

         Section 12.12 Fiduciary Responsibility Insurance, Bonding. If the Employer has not done so, the Committee may purchase appropriate insurance on behalf of the Plan and the Plan's fiduciaries, including the members of the Committee, to cover liability or losses occurring by reason of the acts or omissions of a fiduciary; provided, however, that such insurance to the extent purchased by the Plan must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary duty or obligation by such fiduciary. The cost of such insurance shall be borne by the Fund, unless the insurance is provided and paid for by the Employer Company. The Committee shall also, if the Employer has not done so, obtain a bond covering all of the Plan's fiduciaries, to be paid from the assets of the Trust Fund.

         Section 12.13 Delegation of Specific Responsibilities. The members of the Committee may agree in writing signed by each member to allocate to any one of their number or to other persons (including corporations) any of the responsibilities with which they are charged pursuant hereto, including the appointment of an investment manager to manage the Trust Fund, provided the responsibilities and duties so delegated are definitively set forth so that the person to whom the delegation is made is clearly aware of such duties and responsibilities. If such delegation is made to a person not a member of the Committee, that person or, in the case of a corporation, its responsible officer, shall acknowledge the acceptance and understanding of such duties and responsibilities.

         Section 12.14 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The fiduciaries hereunder, including the Trustee, the Employers, the Board of Directors and the Committee, shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust Agreement. In general, the Employers shall make the contributions provided for under Article IV of the Plan and shall have the right to terminate the Plan, and the Board of Directors shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager which may be provided for under the Trust, and to amend this Plan or the Trust, except as otherwise provided. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. Subject to any direction from the Committee, the Trustee shall have responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

                                  ARTICLE XIII

                                  INVESTMENTS

         Section 13.1 Committee to Direct Investments. The Committee except to the extent it has expressly delegated such authority to the Trustees or to an investment manager, shall have full and exclusive power and authority to direct the Trustee as to the investment of the assets of the Trust, and the Trustee shall invest, reinvest, buy, sell, hypothecate or otherwise deal with the assets of the Trust in accordance with the Committee's directions. Such directions shall be certified in writing by two members of the Committee. Investments shall not be restricted to investments now or hereafter legal for trust funds under the laws of the states of Connecticut, New York or New Jersey or any other jurisdiction. The Committee, in directing the investment and reinvestment of the assets of the Trust shall, subject to and in accordance with the provisions of Section 13.4, direct investments as provided in Sections 13.2, 13.3 and 13.5 to the extent permitted by law.

         Section 13.2 Investment of the General Fund. The General Fund, subject to the provisions of Section 13.4(b) shall be invested in the following:

                  (a) Qualifying employer securities, as defined in Section 407(d)(5) of ERISA;

                  (b) Qualifying employer real property, as defined in Section 407(d)(4) of ERISA; and

                  (c) Other securities and other investments as directed by the Committee,

including but not limited to common trust funds and collective employee benefit trusts of the Trustee and contributions to the capital of any corporation all of whose stock is owned by the Trustee.

         Section 13.3 Reserved.

         Section 13.4 Seventy-Five Percent Limitation.

                  (a) In directing the investment of the assets of the Trust, the Committee may direct the investment of up to seventy-five percent (75%) of the total assets of the Trust in the investments described in Section 13.2(a) and/or (b); except that such investments may constitute less than such percentage of the total assets of the Trust;

                           (1) To the extent required in order that
contributions by the Employers to the Plan will be deductible under the Internal Revenue Code, or to qualify or maintain the qualification of the Plan under the Code or to establish or maintain the exempt status of the Trust under the Code; or

                           (2) To the extent required to maintain and preserve
liquidity to permit distributions in accordance with the terms of Plan, or to provide suitable temporary investments for the assets of the Trust; or

                           (3) To the extent otherwise directed by the Board of
Directors.

                  (b) In no event shall the total amount invested at any time in any investments described in Section 13.2(a) exceed the excess of the aggregate of all the individual Employer Contributions Accounts in the General Fund over the allocable portion of the net deficit, if any, in the aggregate of all the individual Participant Investment Income Accounts in the General Fund at such time. The allocable portion of such net deficit will be determined in accordance with the ratio which the sum of the amounts credited to all the individual Employer Contribution Accounts in the General Fund bears to the total of the amounts credited to all the individual Participant Savings Accounts and all the Individual Employer Contribution Accounts in the General Fund at such time.

                                  ARTICLE XIV

            CERTAIN RIGHTS AND OBLIGATIONS OF THE EMPLOYER COMPANIES

         Section 14.1 No Liability of Employers for Payments Under Plan. It is the intention of the Employers to continue the Plan either in its present or amended form and to make contributions to the Plan each year. Under no circumstances shall any liability attach to any Employer for payment of any benefits or claims hereunder and every Participant, beneficiary, or person claiming under them shall have recourse only to the Trust for payment of any benefits hereunder, and the rights of such Participants, beneficiaries, or persons claiming under them are hereby expressly limited accordingly.

         Section 14.2 Right to Terminate Plan. Nothing contained in the Plan or the Trust Agreement shall prevent the termination of the Plan at any time by any one or more of the Employers, with respect to the Participants employed by such Employers.

         Section 14.3 Notice of Termination. Notice of termination of the Plan, in whole or in part, shall be deemed adequately given if an Employer or the Committee mails written notice of the same, postage prepaid, to the latest address on file of each Participant who is affected by such termination; or by such other means as may be permitted or prescribed by ERISA or regulations or rulings implementing the provisions of ERISA.

         Section 14.4 No Right to Employment. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or otherwise act with relation to him.

         Section 14.5 Receipt for Final Payment. Any final payment or distribution to any Participant, a legal representative or beneficiary of a Participant, or anyone claiming under them, in accordance with this Plan shall be in full satisfaction of all claims against the Trust, the Trustee, the Committee, any Employer, and all representatives, officers, employees and agents thereof. The person receiving the payment or distribution may be required to execute a receipt and release of all claims under the Plan upon a final payment or distribution or a receipt and release to the extent of any partial payment or distribution. The form and content of such receipt or release shall be determined by the Committee.

                                   ARTICLE XV

                           NONALIENATION OF BENEFITS

         Section 15.1 Nonalienation of Benefits. No benefit or payment under the Plan, except in connection with loans provided for in Article XI, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void.

         The restrictions of this Section will not be violated by either (a) the creation of a right to payments from this Plan by reason of a Qualified Domestic Relations Order or (b) the making of such payments.

         For purposes of this Section, the term "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement), made pursuant to a State domestic relations law (including a community property law), which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant (an "Alternate Payee") and which:

                  (a) creates or recognizes the right of an Alternate Payee to, or assigns to any alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under this Plan;

                  (b) clearly specifies (i) the name and last known mailing address (if any) of the Participant and the name and mailing address of each alternate Payee covered by the order, (ii) the amount or percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or period to which such order applies, and (iv) that the order applies to this Plan;

                  (c) does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under this Plan, except that, any interest in a Participant's Accounts, including his Employer Contribution Account and Investment Income Account in the Fund, awarded to an Alternate Payee, may be distributed to or on behalf of the Alternate Payee as soon as practicable following the Committee's approval of the Qualified Domestic Relations Order;

                  (d) does not require this Plan to provide increased benefits (determined on the basis of actuarial equivalence); and

                  (e) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

         The Committee shall develop and implement procedures (a) for determining whether an order received by the Plan is a "Qualified Domestic Relations order" within the meaning of this Section, (b) for administering distributions under such orders, and (c) for holding amounts which would be payable under such orders pending the determination described in clause (a) of this paragraph.

                                  ARTICLE XVI

                               AMENDMENTS; MERGER

         Section 16.1 Right to Amend. The Board of Directors may modify or amend in whole or in part any or all of the provisions of the Plan. Such amendments or modifications may be made retroactive if necessary or appropriate to qualify or maintain the qualification of the Plan under the requirements of
Section 401 of the Code, to secure and maintain the tax exemption of the Trust under Section 501 of the Code, and in order that the contributions to the Plan be deductible under Section 404(a) of the Code or under any other applicable provisions of the Code, as now in effect or hereafter amended, and the regulations issued thereunder.

         Section 16.2 Non-diversion of Assets. No part of the assets of the Plan and Trust, by reason of any amendment or otherwise, shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their beneficiaries under the Plan and for the payment of administrative expenses under the Plan, or as will cause to permit the assets of the Trust to revert to or become the property of any Employer at any time, except as provided in Section 4.7 of the Plan. Notwithstanding the foregoing, the restrictions of this Section will not be violated by either (a) the creation of a right to payments from this Plan by reason of a Qualified Domestic Relations Order or (b) the making of such payments.

         Section 16.3 Notice of Amendment. Notice of any amendment of the Plan shall be deemed adequately given if the Employer or the Committee mails written notice of the same, postage prepaid, to the latest address on file of each Participant who is affected by such amendment or by any other method deemed adequate under ERISA or ERISA regulations.

         Section 16.4 Participation by Related Corporations. Any corporation which elects to participate in or withdraw from the Plan shall make such election by action of its board of directors, subject to the approval of the Board of Directors of United Parcel Service of America, Inc. No amendment of the Plan and no further action by any other corporation accepting or ratifying such election will be required.

         Section 16.5 Merger or Consolidation of Plan; Transfer of Plan Assets. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof, if the Plan then terminated, would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had then terminated.

                                  ARTICLE XVII

                                  TERMINATION

         Section 17.1 Application of Assets Upon Termination. In the event the Plan is terminated or partially terminated, the Committee shall direct the Trustee to distribute all assets remaining in the Trust, after payment of any expenses properly chargeable against the Trust, to the Participants, or their beneficiaries or estates in accordance with the value of the accounts of such persons as adjusted to the date of such termination of the Plan, in such form as the Committee shall determine, in its sole discretion. If the Plan is terminated, the Committee in office at the time of such termination shall continue to act with its full powers hereunder until the completion of the distribution of such assets; and a majority of the members of the Committee then in office shall have the power to fill any vacancies occurring in the Committee after such termination by resignation, death or otherwise. In the event the Committee within a reasonable time after such termination shall not have given the Trustee the directions provided for in this section, the Board of Directors shall succeed to all powers and duties of the Committee and shall direct the Trustee to distribute the assets of the Trust to the Participants, or their beneficiaries or estates as herein provided.

                                 ARTICLE XVIII

                                 MISCELLANEOUS

         Section 18.1 Governing Law. The provisions of the Plan shall be construed, regulated and administered according to the laws of the State of Connecticut, except to the extent preempted by Federal Law.

         Section 18.2 Facility of Payment. If any Participant of beneficiary is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving any payment due hereunder, payment may be made to the guardian or other legal representative of such Participant or beneficiary or to such other person or institution who or which, in the opinion of the Committee, is then maintaining or has custody of such Participant or beneficiary. Such payments shall constitute a full discharge with respect to the Participant's right to payments under this Plan.

         Section 18.3 No Access to Records. Nothing herein or in the Trust Agreement shall give any Participant, beneficiary or any other person the right or privilege to examine or have access to the books or records of any corporation described in Section 1.1(d) or of the Committee or the Trustee; nor shall any such person have any right, legal or equitable, against any corporation described in Section 1.1(d) or against any director, officer, employee, agent or representative thereof or against the Trustee or the Committee, except as herein expressly provided and as permitted by applicable law.

         Section 18.4 Annual Accounting. The Committee shall mail to each Participant and beneficiary, as soon as practicable after the end of each calendar year, a written statement of his account as of the close of such calendar year.

         Section 18.5 Obligation of Employers to Pay Amounts Withheld. Notwithstanding anything herein provided, each Employer shall be liable for all amounts it has deducted from the salaries or wages of Participants employed by it and shall continue to be liable for the same until the same are paid over to the Trustee.

         Section 18.6 Annual Examination of Books and Records.

                  (a) As soon as practicable after the close of each calendar year, the Committee shall cause the books and records, insofar as they relate to the Plan, of the Committee, each Employer and the Trustee to be examined by independent certified public accountants. Such accountants shall prepare a report of their examination which shall include the following:

                           (1) A statement of the assets and liabilities of the
Trust at the close of such calendar year;

                           (2) A statement of the income and expenses of the
Trust for such calendar year; and

                           (3) A certification showing, with respect to such
calendar year, the amount payable under the Plan by each Employer and the amount paid under the Plan by each Employer to the Trustee. The reports of such certified public accountants shall be retained by the Committee and made available for inspection by any Participant, or beneficiary.

                  (b) The independent certified public accountants preparing the report provided for above may, for purposes of the certification provided for in subsection (a)(iii) above, rely on examinations made by other independent certified public accountants, but in such case the report shall state that such examinations were made by such other accountants.

         Section 18.7 Gifts to Trust.

                  (a) The Trustee, with the direction and consent of the Committee, may accept and receive money or property by way of gift from any individual who is or has been an employee of any corporation described in
Section 1.1(d) or of any predecessor corporation, partnership or other organization or from the spouse or surviving spouse of such individual or under the will of or from a trust created by such individual or such spouse or surviving spouse.

                  (b) Any money or property accepted and received by the Trustee under subsection (a) above may be retained in the form received or, in the discretion of the Committee, may be converted into any investment described in Section 13.2.

                  (c) The Special Gift Account in the General Fund shall be credited during each calendar year with any money or property received by the Trustee under subsection (a) above. At the end of each calendar year the Committee shall allocate to and credit each Participant's Company Contributions Account in the General Fund that part of the Special Gift Account as of the close of such year which bears the same ratio to such account as the average monthly balance during such year of such Participant's combined Participant Savings Account, Employer Contributions Account and Participant Investment Income Account in the General Fund bears to the aggregate average monthly balances during such year of such combined accounts of all Participants in the General Fund.

                  (d) The credits to Participants accounts provided for in subsection (c) above shall not be taken into account in determining average monthly balances of Participants until the end of the first month following the calendar year from which such credits are derived.

         Section 18.8 Titles. Titles of Articles and Sections are inserted for convenience only and shall not affect the meaning or construction of the Plan.

         Section 18.9 Counterparts. This Plan may be executed by the Employer in various counterparts to this document, each of which shall be deemed to be an original but all of which shall be deemed to be one document.

         Section 18.10 Prohibition Against Attachment.

                  (a) None of the benefits payable hereunder shall be subject to the claims of any creditor of any Participant or beneficiary other than this Plan nor shall the same be subject to attachment, garnishment or other legal or equitable process by any creditor of the Participant or beneficiary other than this Plan, nor shall any Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber, or assign any of such benefits.

                  (b) If any Participant or beneficiary under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan, the interest of such person in such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee may direct the Trustee to hold or apply the same or any part thereof to or for the benefit of such Participant or beneficiary, his spouse, children, or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

                  (c) the restrictions of subsections (a) and (b) of this Section will not be violated by either (1) the creation of a right to payments from this Plan by reason of a Qualified Domestic Relations Order or (2) the making of such payments.

         Section 18.11 Payment to Minor Beneficiary. If the beneficiary of any Participant shall be a minor and no guardian shall have been appointed for him, the Committee may direct the Trustee to retain any payment due under the Plan for his benefit until he attains majority. Such amount, as authorized by the Committee may be held in cash, deposited in bank accounts, or invested and reinvested in direct obligations of the United States, and the income thereon may be accumulated and invested, or the income and principal may be expended and applied directly for the maintenance, education and support of such minor without the intervention of any guardian and without application to any court.

         Section 18.12 Plan Provisions in Effect. The benefit to which a Participant under this Plan is entitled shall be determined by the provisions of the Plan which were in effect on the date of the Participant's retirement, death, or other termination of service, whichever is the earliest. No amendment made to the Plan after such date shall effect the entitlement of a Participant to any benefit hereunder.

         Section 18.13 Withholding of Income Tax.

                  (a) Notification of Withholding of Federal Income Tax. All Participants and beneficiaries entitled to receive benefits under the Plan shall be notified of the Plan's obligation to withhold federal income tax from any benefits payable pursuant to the terms of the Plan. Such notice shall be in writing, be given at the times set forth in subsection (b) and contain the information set forth in subsection (c) of this Section.

                  (b) Time of Notice. The notice described in subsection (a) shall be provided not earlier than six months before such payment is to be made and not later than the time the Participant or beneficiary is furnished with his or her claim for benefits application.

                  (c) Content of the Notice. The notice required by subsection
(a) shall, at a minimum:

                           (1) with respect to any distribution which is an
eligible rollover distribution within the meaning of Code Section 3405(c)(3) (other than an eligible rollover distribution of less that $200 which is exempt from withholding under regulations prescribed by the Secretary of the Treasury), advise the payee that there shall be withheld from such distribution an amount equal to 20 percent thereof (or such other amount as may from time to time be prescribed by the Code, or the Secretary of the Treasury or his delegate), unless the payee directs the Committee to transfer such distribution as a direct rollover to an eligible retirement plan, within the meaning of
Section 10.5(a) hereof, in accordance with such procedures as the Committee may prescribe (a "transfer direction"),

                           (2) with respect to any distribution which is not an
eligible rollover distribution within the meaning of code Section 3405(c)(3):

                                    (A) advise the payee of his or her right to
elect not to have withholding apply to any payment or distribution and explain the manner in which such election may be made, and include or indicate the source of any forms necessary to make the election;

                                    (B) advise the payee that penalties may be
incurred under the estimated tax payment rules if the payee's payments of estimated tax are not adequate and sufficient tax is not withheld from payments under this Plan; and

                                    (C) advise the payee that the election not
to have federal income tax withheld from benefits is prospective only and that any election made after a payment or distribution to the payee is not an election with respect to such payment or distribution.

                  (d) Effective Date of Elections. Any transfer direction, election or revocation of any election by a payee shall become effective immediately upon receipt by the Committee of the transfer direction, election or revocation. Thereafter, the Committee shall, unless otherwise provided by applicable law, regulation or other guidance by the Secretary of the Treasury or his delegate, withhold federal income tax in accordance or consistent with the instructions filed by the payee.

                  (e) Failure to Make Election.

                           (1) In the case of an eligible rollover
distribution, if the payee fails to provide the Committee with a transfer direction, the Committee shall withhold an amount equal to 20% of the amount of the distribution (or such other amount as may be from time to time prescribed by the Code, or the Secretary of the Treasurer or his delegate).

                           (2) In the case of a distribution which is not an
eligible rollover distribution, if the payee fails to provide the Committee with a withholding certificate, the Committee shall withhold an amount equal to 10% of the amount of the distribution.

                  (f) Coordination with Internal Revenue Code and Regulations. Notwithstanding the foregoing, the Committee shall discharge its withholding and notice obligations in accordance with the Code and regulations and such other guidance with respect thereto as may be promulgated from time to time by the Secretary of the Treasury or his delegate.

                                  ARTICLE XIX

                              TOP-HEAVY PROVISIONS

         Section 19.1 Effective Date of This Article. This Article shall be effective for all Plan Years beginning after December 31, 1983.

         Section 19.2 Definitions. The following definitions apply to this
Article:

                  (a) "Top-Heavy Plan" -- The Plan is a Top-Heavy Plan in any Plan Year in which:

                           (1) the Plan is a member of a Top-Heavy Group, if
the Plan is described in Section 19.2(c)(1) or (2), below; or

                           (2) the Plan is not a member of an Aggregation Group
as described in Section 19.2(c)(1) or (2), below, and, as of the Determination Date, the Account Aggregate of the Plan for Key Employees exceeds sixty percent of the Account Aggregate of the Plan for all Participants.

                  (b) "Key Employee" means an Employee (or former Employee) who at any time during the Plan Year or any of the four preceding Plan Years is:

                           (1) an officer of the Employer having an annual
compensation from the Employer of more than $45,000 (provided, however, that no more than the lesser of (A) 50 Employees or (B) the greater of three Employees or ten percent of the Employees shall be treated as officers under this paragraph).

                           (2) one of the ten Employees having an annual
compensation from the Employer of more than $30,000 and owning the largest interests in the Employer -- provided, however, that no Employee shall be counted under this Paragraph unless his interest in the Employer exceeds 0.5% of the value of all ownership interests in the Employer.

                           (3) an owner of five percent of the outstanding
stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer, or

                           (4) an owner of one percent of the outstanding stock
of the Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer, who has an annual compensation from the Employer of more than $150,000.

                  For purposes of paragraph (2) hereof, if two Employees have the same interest in the Employer, the Employee with the greater annual compensation shall be treated as having a larger interest. For purposes of determining ownership in the Employer (i) the constructive ownership rules of Section 318 of the Code, as modified by substituting "five percent" for "fifty percent" in subsection (a)(2)(C) thereof, shall apply, but (ii) the rules of subsections (b), (c) and (m) of
Section 414 of the Code shall not apply. Each Beneficiary of a Key Employee designated under this Plan is a Key Employee.

                  (c) "Aggregation Group" means a group of plans consisting of more than one plan and including:

                           (1) each plan of the Employer in which a Key
Employee is a Participant;

                           (2) each other plan of the Employer which enables
any plan described in (1) to meet the requirements of Section 401(a)(4) or
Section 410 of the Code; and

                           (3) any plan not described in (1) or (2) which the
Employer elects to include, provided that such inclusion does not prevent the group from meeting the requirements of Section 401(a)(4) and Section 410 of the Code.

                  (d) "Top-Heavy Group" is an Aggregation Group for which, as of the Determination Date, the Total Benefit for Key Employees exceeds sixty percent of the Total Benefit for all Participants.

                  (e) "Determination Date" is the last day of the preceding Plan Year.

                  (f) "Account Aggregate" is, with respect to a defined contribution plan, the sum of employee accounts plus the sum of all distributions made from such accounts during the five-year period ending on the Determination Date, provided that (1) rollover contributions and similar transfers initiated by an Employee and made after 1983, (2) the account of any Employee who was a Key Employee in a prior Plan year but is no longer a Key Employee, (3) any accrued benefits attributable to deductible employee contributions, and (4) effective for Plan Years beginning after December 31, 1984, the account of any individual who has not received any compensation from the Employer (other than benefits under any plan maintained by the Employer) during the five-year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of the Employer to any other such plan shall be considered neither a "distribution" nor a "rollover contribution" for purposes of this subsection, but a distribution from a terminated plan shall be considered a "distribution" for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in
Section 19.2(c)(1) or (2).

                  (g) "Cumulative Accrued Benefit" is, with respect to a defined benefit plan, the sum of the present values of all accrued benefits plan, the sum of distributions made with respect to such benefits during the five-year period ending on the Determination Date, provided that (1) rollover contribu tions and similar transfers initiated by an Employee and made after 1983, (2) the accrued benefit of any Employee who was a Key Employee in a prior Plan Year but is no longer a key Employee, (3) any accrued benefits attributable to deductible employee contributions, and (4) effective for Plan years beginning after December 31, 1984, the accrued benefit of any individual who has not received any compensation from the Employer (other than benefits under any plan maintained by the Employer) during the five-year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of the Employer to any other such plan shall be considered neither a "distribution" nor a "rollover contribution" for purposes of this subsection, but a distribution from a terminated plan shall be considered a "distribution" for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in Section 19.2(c)(1) or (2).

                  (h) "Total Benefit" is the sum of the Account Aggregate of all plans within an Aggregation Group which are defined contribution plans, and the Cumulative Accrued Benefit of all plans within an Aggregation Group which are defined benefit plans.

                  (i) "Total Compensation" is the Participant's compensation as defined in Section 415(c)(3) of the Code, but shall not be greater than the applicable annual dollar limitation prescribed in Code Section 401(a)(17).

                  (j) "Minimum Percentage" is the greater of:

                           (1) the percentage of the Participant's Total
Compensation which would be allocated to the Participant's account for the Plan Year if Section 19.4 were disregarded, or

                           (2) the lesser of (A) three percent or (B) the
highest percentage at which contributions are made or required to be made for any Key Employee, which percentage shall be determined by dividing the contributions made or required to be made for such Key Employee by his or her Total Compensation; provided that for purposes of computing such percentage all defined contribution plans included in an Aggregation Group will be treated as one plan, but provided further that if the Plan is included in such Aggregation Group in order to allow a defined benefit plan within the group to meet the requirements of Section 401(a)(4) or Section 410 of the Code, then such percentage shall be deemed to be three percent.

                  For purposes of this subsection (j) and effective only for the Plan year which ends on December 31, 1984, any employee contribution attributable to a salary reduction or similar arrangement shall not be taken in account.

                  (k) "Employer" means, for purposes of this Article, the Employer and all Related Employers.

         Section 19.3 Top-Heavy Vesting Schedule. For each Plan Year for which the Plan is a Top-Heavy Plan, the vesting schedule provided in this
Section 19.3 (the "Top-Heavy Vesting Schedule") shall apply if such schedule provides a greater nonforfeitable percentage than the vesting schedule provided in Section 8.1 (the "Regular Vesting Schedule"), and for each Plan Year thereafter for which the Plan is not a Top-Heavy Plan, the Regular Vesting Schedule provided in Section 8.1 shall apply; provided, however, that any change in a vesting schedule shall, with respect to each Participant, be subject to Section 8.1. The Top-Heavy Vesting Schedule is as follows:


                                      NONFORFEITABLE
YEARS OF SERVICE                        PERCENTAGE

Less than 2                                 0
2 but less than 3                          20
3 but less than 4                          40
4 but less than 5                          60
5 but less than 6                          80
6 or more                                 100

         Section 19.4 Top-Heavy Minimum Benefit. For each Plan Year for which the Plan is a Top-Heavy Plan, the Employer shall contribute to the account of each Participant who is not a Key Employee an amount which, when added to any forfeitures allocated to such Participant's account, is not less than the Minimum Percentage of the Participant's Total Compensation for the year.

                  Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top-Heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

         Section 19.5 Reserved.

         Section 19.6 Reserved.

         Section 19.7 Top-Heavy Adjustment to Section 415 Limitations. For each Plan Year for which the Plan is a Top-Heavy Plan, the limit imposed by Section 6.2(c) shall be applied by substituting "1.0" for "1.25" in each place where it appears, unless the Employer elects to make, and does make, additional contributions sufficient to meet the requirements specified in subsection (b) hereof. Such election shall only be effective for those Plan Years in which:

                  (a) the Plan would not be a Top-Heavy Plan as defined in
Section 19.2(a), above, if "ninety percent" were substituted for "sixty percent" in Section 19.2(a)(2) and Section 19.2(d), and

                  (b) with respect to each plan described in Section 19.2(c)(1) or (2): (1)the minimum benefit described in Section 416(c)(2) of the Code (as modified by Section 416(h)(2) (A)(ii)(II)) is provided by each such plan which is a defined contribution plan, and (2) the minimum benefit described in
Section 416(c)(1) of the Code (as modified by Section 416(h)(2)(A)(ii)(I)) is provided by each such plan which is a defined benefit plan.

         Section 19.8 Certain Benefits Disregarded. The requirements of Section
19.3 and Section 19.4, above, must be met without taking into account contributions or benefits under Chapters 2 or 21 of the Code, Title II of the Social Security Act, or any other federal or state law.

         IN WITNESS WHEREOF, the Employer, as evidence of adoption of the foregoing as a restatement of the Plan incorporating all amendments made to date, has caused the same to be executed by its duly authorized officers and its corporate seal to be affixed this ____ day of ____________________, 2001.


ATTEST                              UNITED PARCEL SERVICE OF AMERICA, INC.


-------------------------------     -------------------------------------------
Secretary                           Chairman


[SEAL]